UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2025

INVO FERTILITY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39701	20-4036208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5582 Broadcast Court

Sarasota, FL 34240

(Address of principal executive offices, including zip code)

(978) 878-9505

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	IVF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

INVO Fertility, Inc., a Nevada corporation (the “Company”) is filing this Current Report on Form 8-K (this “Form 8-K”) to disclose (a) the filing with the Nevada Secretary of State of the Certificate of Amendment to the Series C-1 Certificate of Designation (as defined below) and the Certificate of Amendment to the Series C-2 Certificate of Designation (as defined below) and (b) the the Company’s entry into definitive agreements to divest a majority of its holdings in NAYA Therapeutics Inc., a Delaware Corporation and wholly-owned subsidiary of the Company (“NTI”)

Item 1.01 Entry into a Material Definitive Agreement.

NTI Exchange Agreement

Effective as of May 28, 2025, the Company and NTI entered into an agreement (the “NTI Exchange Agreement”) pursuant to which the parties agreed to exchange 801,196 shares of Class A Common Stock of NTI held by the Company, representing 19.9% of the outstanding common shares of NTI, for 6,300 shares of Series A Preferred Stock of NTI. Immediately prior to the execution of the NTI Exchange Agreement, the Company was the holder of 4,029,729 shares of Class A Common Stock of NTI.

Each share of NTI Series A Preferred Stock has a stated value of $1,000, which, along with any additional amounts accrued thereon (collectively, the “Conversion Amount”) is convertible into shares of NTI’s Class A Common Stock at any time after the earlier of (a) the Class A Common Stock being listed for trading on the Nasdaq Stock Market or the New York Stock Exchange (a “Qualified Exchange”), and (b) the seventh (7th) anniversary of the issuance of the NTI Series A Preferred Stock. The initial conversion price of the NTI Series A Preferred Stock is equal to $7.86 per share, subject to adjustments, including customary adjustments for stock dividends or other distributions payable in securities, stock splits, reclassifications, mergers, reorganizations and the like.

Each share of NTI Series A Preferred Stock will automatically convert into shares of NTI’s Class A Common Stock upon the earlier of (a) the closing of the sale of shares of Class A Common Stock to the public at a price of at least $10.00 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Class A Common Stock), in a best efforts or firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least $10,000,000 of gross proceeds to NTI and in connection with such offering the shares of Class A Common Stock are listed for trading on a Qualified Exchange (a “Qualified IPO”) at a conversion price equal to the price per share at which NTI issues shares of Class A Common Stock to the public in the Qualified IPO, if, and only if, the offer, sale, and resale of Class A Common Stock issuable to a holder of NTI Series A Preferred Stock upon conversion of such NTI Series A Preferred Stock are covered by an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) and (b) immediately prior to the closing of either a transaction or series of related transactions in which a person, or a group of related persons, acquires from stockholders of NTI shares representing more than fifty percent (50%) of the outstanding voting power of NTI or a transaction that qualifies as a “deemed liquidation event” under the terms of the NTI Series A Preferred Stock (a “Sale of the Company”), and the Common Stock of the Corporation is converted into, exchanged for, or acquired for securities that are listed for trading on a Qualified Exchange (“Qualified Securities”) at a conversion price equal to the closing sale price per Qualified Security on the date of the closing of the Sale of the Company, so long as the offer, sale, and resale of the Qualified Securities issuable to a holder of NTI Series A Preferred Stock upon conversion of such NTI Series A Preferred Stock and closing of a Sale of the Company are covered by an effective registration statement under the the Securities Act.

No conversion of NTI Series A Preferred Stock may be effected if, after giving effect to the conversion or issuance, the Company, together with its affiliates, would beneficially own in excess of 19.99% of NTI’s outstanding common stock. Shares of Series A Preferred Stock of NTI have no dividend preference, but NTI cannot issue a dividend to holders of its common stock unless the holders of the NTI Series A Preferred Stock receive a pro rata portion, on an as-if converted basis, of any dividends payable on NTI common stock.

The NTI Series A Preferred Stock ranks senior to NTI common stock. Other than those rights provided by law, the holders of NTI Series Preferred A Stock have no voting rights. The NTI Series A Preferred Stock is redeemable at the option of NTI.

The foregoing summary of the NTI Exchange Agreement is not complete and is qualified in its entirety by reference to the NTI Exchange Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

NTI Secured Convertible Promissory Note

On May 28 2025, NTI issued a secured convertible promissory note in the principal amount of $4,803,175 (the “Note”) to the Company. The Note carries an interest rate of seven percent (7%) per annum. The maturity date of the Note is November 28, 2026 (the “Maturity Date”), at which point the outstanding principal amount, together with any accrued and unpaid interest and other fees, will become due and payable to the holder of the Note.

The Note shall automatically be converted upon the occurrence of a Qualified IPO or a Sale Transaction, whichever occurs earliest. The Note cannot be converted, and shares of NTI’s Class A Common Stock cannot be issued upon conversion of the Note, if, after giving effect to the conversion or issuance, the Company, together with its affiliates, would beneficially own in excess of 19.99% of the outstanding common stock of NTI.

NTI has the right to prepay the Note, provided NTI gives the Company not less than five (5) nor more than ninety (90) days prior written notice.

The Note contains events representations, warranties, covenants, and events of default that are customary for similar transactions. Upon an event of default, the Note becomes immediately due and payable, and NTI is subject to a default rate of the lesser of (i) of 12% per annum and (ii) the maximum rate permitted by applicable law.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the Note, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

The Security Agreement

Effective as of May 28, 2025, the Company and NTI entered into a security agreement (the “Security Agreement”) pursuant to which, among other things, NTI agreed to grant a Security Interest (as defined in the Security Agreement) to the Company as an inducement to purchase the Note from NTI.

The Security Agreement contains representations, warranties, covenants, and agreements that are customary for similar transactions.

The foregoing description of the Security Agreement does not purport to be complete and is qualified in its entirety by reference to the Security Agreement, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

The Side Letter Agreement

Effective as of May 28, 2025, the Company and NTI entered into an agreement (the “Side Letter Agreement”) pursuant to which the parties agreed that (i) if NTI reasonably determines that the existence of the Security Agreement or the Security Interest (as defined therein) will materially impede or prevent the completion of a Qualified IPO or Qualified Financing (as such terms are defined in the Third Amended and Restated Certificate of Incorporation of NTI), NTI shall provide written notice to the Company and (ii) if NTI has given notice of such Qualified IPO or Qualified Financing and such Qualified IPO or Qualified Financing is consummated, NTI will provide the Company with written notice of such consummation and the Security Agreement and Security Interest (as defined therein) will automatically terminate without any further action of NTI or the Company.

The foregoing description of the Side Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the Side Letter Agreement, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

GreenBlock Exchange Agreement

Effective as of May 28, 2025, the Company and GreenBlock Capital, LLC, a Florida limited liability company (“GreenBlock”) entered into an agreement (the “GreenBlock Exchange Agreement”) pursuant to which the Company and GreenBlock agreed to exchange all outstanding shares of the Company’s Series C-1 Non-Voting Convertible Preferred Stock (the “Series C-1 Preferred”) owned by GreenBlock in exchange for such number of shares of the Company’s Series C-2 Non-Voting Convertible Preferred Stock (the “Series C-2 Preferred”) with the aggregate Stated Value (as defined in the Certificate of Designation of the Series C-2 Preferred (the “Series C-2 Certificate of Designation”), which sets forth the rights, preferences, and privileges of the Series C-2 Preferred) equal to the aggregate Stated Value (as defined in the Certificate of Designation of the Series C-1 Preferred (the “Series C-1 Certificate of Designation”), which sets forth the rights, preferences, and privileges of the Series C-1 Preferred) of all outstanding shares of the Series C-1 Preferred owned by GreenBlock.

The foregoing summary of the GreenBlock Exchange Agreement is not complete and is qualified in its entirety by reference to the GreenBlock Exchange Agreement, a copy of which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Decathlon Consent and Release Agreement

Effective as of May 28, 2025, the Company, NTI and Decathlon Alpha V L.P., a Delaware limited partnership (“Decathlon”), entered into an agreement (the “Decathlon Consent and Release Agreement”) pursuant to which, among other things, (i) Decathlon agreed to release any security interests relating to the assets of and any claims against NTI and (ii) NTI agreed to issue the Note to the Company.

The foregoing summary of the Decathlon Consent and Release Agreement is not complete and is qualified in its entirety by reference to the Decathlon Consent and Release Agreement, a copy of which is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

FNL Consent and Release Agreement

Effective as of May 28, 2025, the Company, NTI and Five Narrow Lane LP, a Delaware limited partnership (“FNL”) entered into an agreement (the “FNL Consent and Release Agreement”) pursuant to which, among other things, (i) FNL agreed to release any security interests relating to the assets of and any claims against NTI and (ii) NTI agreed to issue the Note to the Company.

The foregoing summary of the FNL Consent and Release Agreement is not complete and is qualified in its entirety by reference to the FNL Consent and Release Agreement, a copy of which is attached hereto as Exhibit 10.7 and is incorporated herein by reference.

FNL Amendment and Exchange Agreement

Effective as of May 23, 2025, the Company and FNL entered into an agreement (the “FNL Amendment and Exchange Agreement”) pursuant to which the parties agreed concurrently to (a) exchange outstanding shares of Series C-1 Preferred held by FNL for shares of Series C-2 Preferred, (b) amend the Series C-2 Certificate of Designation pursuant to a certificate of amendment (the “Certificate of Amendment to the Series C-2 Certificate of Designation”), (c) exchange a 7.0% Senior Secured Convertible Debenture in the principal balance of $3,934,146 due December 11, 2025 issued to FNL (the “Debenture”) for an Amended and Restated Senior Secured Convertible Debenture Due February 11, 2026 (the “Amended and Restated Debenture”) and (d), amend that certain Securities Purchase Agreement, dated as of January 3, 2024, between FNL and NTI (the “Securities Purchase Agreement”) to provide that, for so long as the Amended and Restated Debenture or shares of Series C-2 Preferred are outstanding, FNL shall have the right (the “Additional Investment Right”), exercisable at any time and from time to time, beginning on or after May 23, 2025, to purchase up to $10,000,000 of aggregate stated value of additional shares of Series C-2 Preferred (the “AIR Preferred Shares”), provided that any Additional Investment Right may only be exercised in a minimum amount of $500,000 of AIR Preferred Shares. The AIR Preferred Shares shall have the same terms as the Series C-2 Preferred then outstanding, provided that, upon issuance of AIR Preferred Shares, the conversion price in the AIR Preferred Shares and Series C-2 Preferred shall be deemed to be the lowest of (i) the conversion price as in effect on the date that the Holder exercises such Additional Investment Right, and (ii) the greater of (x) the Floor Price (as defined in the Certificate of Amendment to the Series C-2 Certificate of Designation) and (y) 85% of the arithmetic average of the three (3) lowest VWAPs during the ten (10) trading days prior to the date FNL Purchaser exercises its Additional Investment Right. In consideration of the foregoing, the Company agreed to issue an additional 1,029 shares of Series C-2 Preferred to FNL.

The foregoing summary of the FNL Amendment and Exchange Agreement is not complete and is qualified in its entirety by reference to the FNL Amendment and Exchange Agreement, a copy of which is attached hereto as Exhibit 10.8 and is incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities.

The information set forth in Item 1.01 and in Item 3.03 is incorporated herein by reference. The offer and sale of the Series C-2 Preferred and the Amended and Restated Debenture has been made pursuant to exemptions from registration under Sections 3(a)(9) and 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.03 Material Modification to Rights of Security Holders.

Certificate of Amendment to the Series C-1 Certificate of Designation

Series C-1 Preferred

On October 14, 2024, we filed with the Nevada Secretary of State the Series C-1 Certificate of Designation. Thirty thousand three hundred seventy five (30,375) shares of Series C-1 Preferred with a stated value of $1,000.00 per share were authorized under the Series C-1 Certificate of Designation.

Each share of Series C-1 Preferred has a stated value of $1,000.00, which is convertible into shares of our common stock at a conversion price equal to $12.345 (after giving to 1-for-12 reverse stock split effected by the Company on March 18, 2025 (the “Reverse Stock Split”)), subject to adjustments set forth in the Series C-1 Certificate of Designation. The Series C-1 Preferred may not be converted into shares of our common stock unless and until our stockholders approve the issuance of common stock upon conversion of the Series C-1 Preferred. Each share of Series C-1 Preferred shall automatically convert into our common stock if our stockholders provide such approval, except that we may not effect such conversion for a holder of Series C-1 Preferred if, after giving effect to the conversion or issuance, such holder, together with its affiliates, would beneficially own in excess of 19.99% of our outstanding common stock.

Commencing on the ninety-first (91st) day after the first issuance of any Series C-1 Preferred, the holders of Series C-1 Preferred are entitled to receive dividends on the stated value at the rate of two percent (2%) per annum, payable in shares of our common stock at the conversion price. Such dividends shall continue to accrue until paid. Such dividends will not be paid in shares of our common stock unless and until our stockholders approve the issuance of common stock upon conversion of the Series C-1 Preferred. The holders of Series C-1 Preferred shall also be entitled to receive a pro-rata portion, on an as-if convertible basis, of any dividends payable on our common stock.

The Series C-1 Preferred ranks senior to our common stock and junior to the Series C-2 Preferred. Subject to the rights of the holders of any senior securities, in the event of any voluntary or involuntary liquidation, dissolution, or winding up, or sale of our company, each holder of Series C-1 Preferred shall be entitled to receive its pro rata portion of an aggregate payment equal to the amount as would be paid on our common stock issuable upon conversion of the Series C-1 Preferred, determined on an as-converted basis, without regard to any beneficial ownership limitation.

Other than those rights provided by law, the Series C-1 Preferred shares have no voting rights. Prior to the filing of the Certificate of Amendment to the Series C-1 Certificate of Designation (as defined below), the Series C-1 Preferred were not redeemable.

The foregoing summary of the Series C-1 Certificate of Designation is not complete and is qualified in its entirety by reference to the Series C-1 Certificate of Designation, a copy of which was filed as Exhibit 3.2 to a Current Report on Form 8-K filed on October 15, 2024 and is incorporated herein by reference.

Amended Series C-1 Certificate of Designation

On May 28, 2025, we filed with the Nevada Secretary of State a certificate of amendment to the Series C-1 Certificate of Designation (the “Certificate of Amendment to the Series C-1 Certificate of Designation”) pursuant to which, the Company is entitled to redeem at the Company’s option (the “Corporation Optional Redemption”) at any time or from time to time upon not less than 2 calendar days written notice to the holders prior to the date fixed for redemption thereof, at a redemption price of 113.855837742504 shares of Class A Common Stock of NTI for each share of Series C-1 Preferred being redeemed.

The foregoing summary of the Certificate of Amendment to the Series C-1 Certificate of Designation is not complete and is qualified in its entirety by reference to the Certificate of Amendment to the Series C-2 Certificate of Designation, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Certificate of Amendment to the Series C-2 Certificate of Designation

Series C-2 Preferred

On October 14, 2024, we filed with the Nevada Secretary of State the Series C-2 Certificate of Designation, which sets forth the rights, preferences, and privileges of the Series C-2 Preferred. Eight thousand five hundred seventy six (8,576) shares of Series C-2 Preferred with a stated value of $1,000.00 per share were authorized under the Series C-2 Certificate of Designation.

Each share of Series C-2 Preferred has a stated value of $1,000.00, which, along with any additional amounts accrued thereon pursuant to the terms of the Series C-2 Certificate of Designation (collectively, the “Conversion Amount”) is convertible into shares of our common stock. The initial conversion price of the Series C-2 Preferred was equal to $8.2716 per share (as adjusted for the Reverse Stock Split), subject to adjustments set forth in the Series C-2 Certificate of Designation, including customary adjustments for stock dividends, stock splits, reclassifications and the like, and price-based adjustment in the event of any issuances of Common Shares, or securities convertible, exercisable or exchangeable for Common Shares, at a price below the then applicable conversion price (subject to certain exceptions). Pursuant to the foregoing adjustment provisions in the Series C-2 Certificate of Designation, the conversion price of the Series C-2 Preferred was adjusted to $1.61 per share on May 1, 2025.

The Series C-2 Preferred may not be converted into shares of our common stock unless and until our stockholders approve the issuance of common stock upon conversion of the Series C-2 Preferred. Each share of Series C-2 Preferred shall become convertible into our common stock at the option of the holder of such Series C-2 Preferred shares if the our stockholders approve the issuance of common stock upon conversion of the Series C-2 Preferred, except that we may not effect such conversion for any holder of Series C-2 Preferred if, after giving effect to the conversion or issuance, such holder, together with its affiliates, would beneficially own in excess of 9.99% of our outstanding common stock.

Pursuant to the Series C-2 Certificate of Designation, commencing on the ninety-first (91st) day after the first issuance of any Series C-2 Preferred, the holders of Series C-2 Preferred were entitled to receive dividends on the stated value at the rate of ten percent (10%) per annum, payable in shares of our common stock, with each payment of a dividend payable in shares of our common stock at a conversion price of eighty-five percent (85%) of the average of the volume weighted average price of our common stock for the five (5) trading days before the applicable dividend date. Such dividends continue to accrue until paid. Such dividends will not be paid in shares of our common stock unless and until our stockholders approved the issuance of common stock upon conversion of the Series C-2 Preferred. The holders of Series C-2 Preferred are also entitled to receive a pro-rata portion, on an as-if convertible basis, of any dividends payable on our common stock.

The Series C-2 Preferred ranks senior to our common stock and to our Series C-1 Preferred. Subject to the rights of the holders of any senior securities, in the event of any voluntary or involuntary liquidation, dissolution, or winding up, or sale of our company, each holder of Series C-2 Preferred shall be entitled to receive its pro rata portion of an aggregate payment equal to the greater of (a) 125% of the Conversion Amount with respect to such shares, and (b) the amount as would be paid on our common stock issuable upon conversion of the Series C-2 Preferred, determined on an as-converted basis, without regard to any beneficial ownership limitation.

Other than those rights provided by law, the Series C-2 Preferred has no voting rights. The Series C-2 Preferred is only redeemable upon a “Bankruptcy Triggering Event” or a “Change of Control” that occurs after May 9, 2025.

The foregoing summary of the Series C-2 Certificate of Designation is not complete and is qualified in its entirety by reference to the Series C-2 Certificate of Designation, a copy of which was filed as Exhibit 3.3 to the Current Report on Form 8-K filed on October 15, 2024 and is incorporated herein by reference.

Amended Series C-2 Certificate of Designation

On May 23, 2025, we filed with the Nevada Secretary of State the Certificate of Amendment to the Series C-2 Certificate of Designation pursuant to which, among other things, holders of Series C-2 Preferred are be entitled to receive dividends payable in Series C-2 Preferred, subject to meeting certain conditions (the “Equity Conditions”).

In addition, upon issuance of AIR Preferred Shares (as defined above), the conversion price of the Series C-2 Preferred shall be deemed to be the lowest of (i) the conversion price as in effect on the date that the Holder exercises its Additional Investment Right (as defined above), and (ii) the greater of (x) the Floor Price (as defined in the Certificate of Amendment to the Series C-2 Certificate of Designations) and (y) 85% of the arithmetic average of the three (3) lowest VWAPs during the ten (10) trading days prior to the date of the exercise of the Additional Investment Right.

The foregoing summary of the Certificate of Amendment to the Series C-2 Certificate of Designation is not complete and is qualified in its entirety by reference to the Certificate of Amendment to the Series C-2 Certificate of Designation, which is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

Amended and Restated Debenture

The Debenture

On October 11, 2024, the Company issued the Debenture to FNL. The Debenture carried an interest rate of seven percent (7%) per annum, payable on the first business day of each calendar month commencing November 1, 2024. The maturity date of the Debenture was December 11, 2025 (the “Maturity Date”), at which point the outstanding principal amount, together with any accrued and unpaid interest and other fees, would have became due and payable to FNL.

At any time after the Company’s stockholders approved the issuance of any Company common stock upon conversion of the Debenture, FNL would have been entitled to convert any portion of the outstanding and unpaid principal amount and accrued interest into shares of Company common stock at a conversion price of $11.1666 per share, subject to adjustment as described therein. The Debenture could not be converted and shares of Company common stock could not be issued upon conversion of the Debenture if, after giving effect to the conversion or issuance, FNL, together with its affiliates, would beneficially own in excess of 4.99% of the outstanding common stock of the Company. Pursuant to the adjustment provisions in the Debenture, the conversion price of the Debenture was reset to $1.61 per share.

The Company could not prepay the Debenture without the prior written consent of FNL.

Commencing March 14, 2025 and on the 14th of each month thereafter until the Maturity Date, the Company was required to redeem $437,127.24, plus accrued but unpaid interest and other fees, of the principal amount of the Debenture.

While any portion of the Debenture was outstanding, if the Company received gross proceeds of more than $3,000,000 from any equity or debt financings (other than a public offering as described herein), the Company was required to, at the option of the holder, apply one-third (1/3) of such gross proceeds to the redemption of the principal amount of the Debenture, except that if such equity or debt financing was a public offering of the Company’s securities pursuant to a registration statement on Form S-1, the Company was required to, at the option of the holder, apply one hundred percent (100%) of such gross proceeds, not to exceed $500,000, to the redemption of the principal amount of the Debenture. The Company also agreed that, if it received gross proceeds of more than $2,000,000 from any equity or debt financing, it would, at the option of the holder, apply $500,000 of such gross proceeds to the redemption of the principal amount of the Debenture.

The Debenture contained events representations, warranties, covenants, and events of default that are customary for similar transactions. Upon an event of default, the Debenture became immediately due and payable, and the borrower was subject to a default rate of interest of 15% per annum and a default sum as stipulated.

The foregoing description of the Debenture does not purport to be complete and is qualified in its entirety by reference to the Debenture, a copy of which was filed as Exhibit 4.1 to the Current Report on Form 8-K filed on October 15, 2024 and is incorporated herein by reference.

Amended and Restated Debenture

On May 23, 2025, we agreed to exchange the Debenture for the Amended and Restated Debenture. The Amended and Restated Debenture carries an interest rate of seven percent (7%) per annum, payable on the fifteenth (15th) day of each calendar month commencing August 15, 2025, and the principal sum is $4,803,175. The maturity date of the Amended and Restated Debenture is February 11, 2026 (the “Maturity Date”), at which point the outstanding principal amount, together with any accrued and unpaid interest and other fees, shall be due and payable to the holder of the Amended and Restated Debenture.

At any time after the Company’s stockholders approve the issuance of any Company common stock upon conversion of the Amended and Restated Debenture, the holder of the Amended and Restated Debenture will be entitled to convert any portion of the outstanding and unpaid principal amount and accrued interest into shares of Company common stock at a conversion price of $1.61 per share, subject to adjustment as described therein. The Amended and Restated Debenture may not be converted and shares of Company common stock may not be issued upon conversion of the Amended and Restated Debenture if, after giving effect to the conversion or issuance, the holder together with its affiliates would beneficially own in excess of 4.99% of the outstanding common stock of the Company.

The Company may not prepay the Amended and Restated Debenture without the prior written consent of FNL.

Commencing August 15, 2025 and on the 15th of each month thereafter until the Maturity Date, the Company will be required to redeem $686,167.91, plus accrued but unpaid interest and other fees, of the principal amount of the Amended and Restated Debenture.

While any portion of the Amended and Restated Debenture is outstanding, if the Company receives gross proceeds of more than $3,000,000 from any equity or debt financings (other than a public offering as described herein), the Company shall, at the option of the holder, apply one-third (1/3) of such gross proceeds to the redemption of the principal amount of the Amended and Restated Debenture.

The Amended and Restated Debenture contains events representations, warranties, covenants, and events of default that are customary for similar transactions. Upon an event of default, the Amended and Restated Debenture becomes immediately due and payable, and the Company is subject to a default rate of interest of 15% per annum and a default sum as stipulated.

The foregoing description of the Amended and Restated Debenture does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Debenture, which is attached hereto as Exhibit 4.3 and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2025, Dr. Daniel Teper resigned as President of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year.

The information set forth in Item 1.01 and in Item 3.03 is incorporated herein by reference.

Item 8.01 Other Events.

On May 28, 2025, the Company gave notice to the holders of the Series C-1 Preferred that the Company elected to redeem, and will redeem, on May 31, 2025, all of the issued and outstanding shares of its Series C-1 Preferred (including any accrued but unpaid dividends) at a redemption price of 113.855837742504 shares of Class A Common Stock of NTI for each share of C-1 Preferred being redeemed.

Exhibit No.	Description
4.1	Certificate of Amendment to the Certificate of Designation of the Series C-1 Non-Voting Convertible Preferred Stock of INVO Fertility, Inc.
4.2	Certificate of Amendment to the Certificate of Designation of the Series C-2 Non-Voting Convertible Preferred Stock of INVO Fertility, Inc.
4.3	Amended and Restated Senior Secured Convertible Debenture Due February 11, 2026
10.1	Exchange Agreement by and among NAYA Therapeutics Inc. and INVO Fertility, Inc. dated as of May 28, 2025
10.2	NAYA Therapeutics Inc. Secured Convertible Promissory Note Due November 28, 2026
10.3	Security Agreement by and among NAYA Therapeutics Inc. and INVO Fertility, Inc. dated as of May 28, 2025
10.4	Side Letter Agreement by and among NAYA Therapeutics Inc. and INVO Fertility, Inc. dated as of May 28, 2025
10.5	Exchange Agreement by and among GreenBlock Capital and INVO Fertility, Inc. dated as of May 28, 2025
10.6	Consent and Release Agreement among Decathlon Alpha V L.P., NAYA Therapeutics Inc. and INVO Fertility, Inc. dated as of May 28, 2025
10.7	Consent and Release Agreement among Five Narrow Lane LP NAYA Therapeutics Inc. and INVO Fertility, Inc. dated as of May 28, 2025
10.8	Amendment and Exchange Agreement by and among Five Narrow Lane LP and INVO Fertility, Inc. dated as of May 23, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2025	INVO FERTILITY, INC.

/s/ Steven Shum
Steven Shum
Chief Executive Officer